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(EXHIBIT 10.1(A))


                              LEASE ASSIGNMENT AGREEMENT

    This Lease Assignment Agreement ("Agreement") executed in duplicate, and made as of this 2nd day of February 1988, by and between BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, hereinafter called Assignor, and TEHAMA COUNTY BANK, hereinafter called Assignee.

    1. RECITALS: This Agreement is made with reference to the following facts and objectives:

    Landlord and Assignor, as Tenant, entered into a written Lease dated July 31, 1980 and as amended on February 6, 1981 (the "Lease"), a copy attached as Exhibit "A", in which Landlord leased to Assignor and Assignor leased from Landlord premises located in the City of Red Bluff, County of Tehama, State of California, commonly known as 237 South Main Street, Red Bluff, California, for a term of eight (8) years ending on December 31, 1988, with four options to extend the lease term for a period of eight (8) years each from and after the expiration of the term. The options are to be exercised by at least six (6) months' written notice.

    Whereas Assignor now desires to assign the lease to Assignee, and Assignee desires to accept the assignment thereof.

    2. ASSIGNMENT: Assignor hereby assigns and transfers to Assignee, effective February 24, 1988, all of its rights, title and interest in the Lease, and Assignee accepts the assignment and assumes and agrees to perform, from the date the assignment is effective, as a direct obligation to Landlord, all of the provisions of the Lease.

    3. SALE OF IMPROVEMENTS: Assignor agrees to sell and Assignee agrees to purchase the existing improvements and leasehold interest for a price of Twenty-Five Thousand and No/100 Dollars ($25,000.00). On or before the effective date of this Agreement, Assignee shall deposit into escrow the entire purchase price. The sale of the improvements shall be evidenced by a Quitclaim Deed. The sale of the improvements and the leasehold interest shall be subject to the rights of Landlord as set forth in the Lease.

    4. ACCEPTANCE OF PREMISES: Assignee accepts the premises, as well as the improvements thereon and the facilities appurtenant thereto, in their present condition and stipulates that said premises as well as the improvements thereon and the facilities appurtenant thereto are in good, clean, safe, and tenantable condition as of the date of this Agreement. Assignee further agrees with and represents to Assignor that said premises have been inspected by Assignee and that Assignee has been assured by means independent of Assignor or any agent of Assignor of all facts Assignee deems pertinent to this Agreement and that said premises are being accepted by Assignee as a result of Assignee's inspection and not as a result of any representations made by Assignor or any agent of Assignor. Assignee is accepting the premises in "AS IS" condition and is solely responsible for any and all conditions of the premises and/or


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improvements, including, but not by way of limitation, any defects or problems with the premises whether known or unknown to either party, and irrespective of whether such defects are hidden, latent, or readily discernible. Assignee is accepting the premises without representation or warranty of any kind, expressed or implied, by Assignor as to their condition or state of repair or as to their suitability for the uses contemplated by Assignee.

    5. PERMITTED USES: Assignee agrees that the permitted uses for the premises, in accordance with Article 9 of the Lease, are for a commercial branch banking office, or any other financial or office use. Assignee shall not use the premises for any other purpose without obtaining the prior written approval from the Landlord.

    6. DEFAULT: During the term of the Lease, or any extension or renewal thereof ("Lease Term"), Assignee shall provide Assignor with copies of any and all notices of default received from Landlord. Assignee hereby indemnifies and agrees to defend and hold Assignor free and harmless from and against any claims, liabilities, demands, costs, losses, expenses and damages (including reasonable attorney's fees and costs) suffered by Assignor as a result of Assignee's default under the Lease or breach of this Agreement. If Assignee defaults under the Lease, then, in addition to the rights provided below in this Paragraph 6, Assignor shall have all rights against Assignee that are available at law in equity. During the Lease Term, Assignor shall have the right, but as between Assignor and Assignee, not the obligation, to cure any default by Assignee under the Lease. If Assignor exercises its right to cure such default, Assignee shall, within ten (10) days after request therefor from Assignor, reimburse Assignor for Assignor's reasonable costs and expenses incurred in curing such default, including, without limitation, reasonable attorney's fees and costs allocated to in-house counsel, but only to the extent such expenses are incurred while Assignee is not diligently pursing all reasonably means of remedying such default. In addition, if Assignee abandons the premises or receives a notice of eviction from Landlord, Assignor shall have, in addition to any other remedies it may have at law or in equity, the right to have the Lease assigned to a third party, subject to the provisions of the Lease, effective as of the date of such abandonment or notice of eviction, or at any time thereafter as Assignor shall elect in its sole discretion, and to cause Landlord to evict Assignee from the premises subject to the Lease; provided, however, that Assignor shall not exercise such right during pendency of a good faith contest by Assignee with respect to the notice of eviction so long as there is not a material risk that the Lease would be terminated prior to the resolution of such contest. For purposes of effectuating the assignment referred to in the immediately preceding sentence, and for no other purpose, Assignee hereby appoints Assignor as its attorney-in-fact, which power of attorney is coupled with an interest and is irrevocable.

    7. AMENDMENT OF LEASE: Landlord and Assignee shall not enter into any agreement that amends the Lease without Assignor's consent, and Assignor's consent shall not be unreasonably withheld. Any amendment of the Lease in violation of this provision shall have no force or effect on Assignor.

    8. ATTORNEY'S FEE: If any party commences any action against the other party arising out of or in connection with this Agreement, the prevailing party shall be entitled to recover from the losing party a reasonable attorney's fee and costs of suit, including, without limitation, costs allocable to in-house counsel.


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    9.   NOTICE:  Any notice, demand, request, consent, approval or communication that any party desires or is required to give to the other party shall be in writing and either served personally or sent prepaid, by first-class mail or certified or registered, or by overnight delivery. Any notice, demand, request, consent, approval, or communication that any party desires or is required to give any other party shall be addressed to the other party at their respective addresses set forth below. Any party may provide or change its address by notifying the other party in writing of the change. Notice shall be deemed communicated pursuant to this paragraph forty-eight (48) hours from the time of mailing if mailed as provided herein.

    10. SUCCESSORS: This Agreement shall be binding on and inure to the benefit of all parties hereto and their respective assigns and successors in interest.

    11. LANDLORD'S CONSENT: This Agreement is subject to Landlord's consent as set forth in the Lease and shall not be construed to amend or modify the terms of the Lease.

    Executed as of the day and year first above written.


ASSIGNOR:                              ASSIGNEE:

BANK OF AMERICA NATIONAL TRUST         TEHAMA COUNTY BANK
AND SAVINGS ASSOCIATION                P.O. Box 890
Corporate Real Estate - Real Estate    Red Bluff, California 96080
Asset Management #3786
560 Davis Street
San Francisco, California 94111

By:    /s/L.N. Hill                    by:    /s/ Daniel B. Cargile
       ------------------------------         ------------------------------
Name:  L.N. Hill                       Name:  Daniel B. Cargile
       ------------------------------         ------------------------------
Title: Vice President                  Title: President
       ------------------------------         ------------------------------
Date:  February 26, 1988               Date:     2-25-88
       ------------------------------         ------------------------------

By:    /s/ K. MacAdam                  By:    /s/ Raymond C. Lieberenz
       ------------------------------         ------------------------------
Name:  K. MacAdam                      Name:  Raymond C. Lieberenz
       ------------------------------         ------------------------------
Title: Vice President                  Title: Secretary
       ------------------------------         ------------------------------
Date:  February 26, 1988               Date:     2-25-88
       ------------------------------         ------------------------------



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